                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) NOVEMBER 28, 1997
                                                 -------------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)



        DELAWARE                      0-25356                77-02893711
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(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)              File Number)       Identification No.)


   3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                95008
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5  OTHER EVENTS
------  ------------

     (a) On December 8, 1997, the Registrant issued a press release regarding the acquisitions of Telematics Inc. and R T Masts Limited. Although the press release states that the acquisitions closed on November 27, 1997, the actual date of consummation was November 28, 1997. A copy of the press release is attached hereto and incorporated herein by reference.

Item 7  FINANCIAL STATEMENTS AND EXHIBITS
------  ---------------------------------

     (a)  Financial Statement of Business Acquired.  Not applicable.
          ----------------------------------------

     (b)  Pro Forma Financial Information.  Not applicable.
          -------------------------------

     (c) 4.1 Exhibit (4.1) - Escrow Agreement dated November 28, 1997, by and among P-Com, Inc., P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter.

           4.2 Exhibit (4.2) - Registration Rights Agreement, dated November 17, 1997, by and among P-Com, Inc., P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter.

           4.3 Exhibit (4.3) - Escrow Agreement, dated November 28, 1997, by and among P-Com, Inc. P-Com Services (UK) Limited and R T Masts Limited.

          10.1 Exhibit (10.1) - Securities Purchase Agreement, dated November 17, 1997, by and among P-Com, Inc. P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter (Exhibit 2.2, the Escrow Agreement, is filed as Exhibit (4.1) hereto, Exhibit 4.6, the Registration Rights Agreement, is filed as Exhibit (4.2) hereto, all other exhibits are immaterial and have been excluded, as well as all schedules; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

          10.2 Exhibit (10.2) - Share Purchase Agreement, dated October 14, 1997, by and among P-Com, Inc., P-Com Services (UK) Limited and
               R T Masts Limited (Exhibit 2.2, the Escrow Agreement, is filed as Exhibit (4.3) hereto, all other exhibits are immaterial and have been excluded, as well as all schedules; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

          99.1 Exhibit (99.1) - Press Release, dated December 8, 1997, issued by P-Com, Inc. announcing the acquisition of Telematics Inc. and R T Masts Limited.

Item 9  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS
------  --------------------------------------------------

     (a) On November 28, 1997, the Registrant completed the issuance of 766,151 shares of its common stock (the "Shares") to the securityholders of R T Masts Limited ("R T Masts"), a corporation organized under the laws of the United Kingdom, in exchange for all the issued and outstanding equity securities of R T Masts. The Shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Regulation S. The Shares were issued to non-U.S. persons and did not involve offers or sales in the United States, as such terms are defined in Regulation S. The Registrant may choose to register the Shares in the future using a Registration Statement on Form S-3 although it is under no contractual obligation to do so. 74,544 of the Shares are being held in escrow as collateral for all obligations of the securityholders of R T Masts pursuant to the Purchase Agreement and the provisions of an escrow agreement.

                                       2.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              -----------
                              (Registrant)

Date:  December 9, 1997       By: /s/ Michael J. Sophie
                                 ----------------------------------------
                              Name:   Michael J. Sophie

                              Title:  Chief Financial Officer

                                       3.

                                 EXHIBIT INDEX


     Exhibit
     -------


      4.1 Exhibit 7(c)(4.1) - Registration Rights Agreement, dated November 17, 1997, by and among P-Com, Inc., P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter.

      4.2 Escrow Agreement dated November 28, 1997, by and among P-Com, Inc., P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter.

      4.3 Escrow Agreement dated November 28, 1997, by and among P-Com, Inc., P-Com Services (UK) Limited and R T Masts Limited.

     10.1 Securities Purchase Agreement, dated November 17, 1997, by and among P-Com, Inc., P-Com Field Services Inc., Telematics Inc. and Daniel N. Carter.

     10.2 Share Purchase Agreement, dated October 14, 1997, by and among P-Com, Inc., P-Com Services (UK) Limited and R T Masts Limited.

     99.1 Press Release, dated December 8, 1997, issued by P-Com Inc. announcing the acquisition of Telematics Inc. and R T Masts Limited.